Exhibit 10.2

AMEDICA CORPORATION

SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED IN THE FORM OF THE SERIES D CONVERTIBLE PREFERRED STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES OFFERED HEREBY CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THIS AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH THIS AGREEMENT AND SUCH LAWS.

Amedica Corporation	Creation Capital LLC
615 Arapeen Drive	100 Congress Avenue
Suite 302	Suite 2000
Salt Lake City, Utah 84108	Austin, Texas 78701
Attention: Ashok Khandkar	Attention: Gregg R. Honigblum
Phone: (801) 583-5100	Phone: (512) 370-4900

Ladies and Gentlemen:

1. Subscription. Subject to the terms and conditions of this agreement (this “Subscription Agreement”) and the terms of the offering described in the Confidential Private Placement Memorandum dated March 28, 2007 (the “Memorandum”), for shares of Series D Convertible Preferred Stock, par value $0.01 per share (“Series D Preferred Stock”), of Amedica Corporation, a Delaware corporation (the “Company”), the undersigned, intending to be legally bound, hereby subscribes for and agrees to purchase from the Company              shares of Series D Preferred Stock, being issued and sold by the Company, at a purchase price of $3.00 per share. In connection with the undersigned’s delivery of this Subscription Agreement to Creation Capital, the Company’s placement agent (the “Placement Agent”), at its address set forth above, the undersigned herewith delivers a check in (or, at the option of the Company, wire transfer of) the amount of $             (representing the number of shares of Series D Preferred Stock to be purchased multiplied by $3.00), made payable to “Amedica Stock Subscription Escrow,” which amount represents the aggregate purchase price of the shares of Series D Preferred Stock purchased by the undersigned. If the undersigned wire transfers the subscription amount, the instructions for the wire transfer are as follows:

Name of Bank:	Wells Fargo Bank, N.A

Address of Bank:	299 South Main Street Salt Lake City, UT 84111

ABA Number:	XXX XXX XXX

Account Number:	XXXXXXXXXX

Attn:	Corporate Trust Services

Reference:	FBO Amedica Stock Escrow

Reference:	(Name of Investor)

ANY SUBSCRIPTION FOR SHARES OF SERIES D PREFERRED STOCK MUST BE FOR A MINIMUM OF 35,000 SHARES (or a minimum investment of $105,000); however, the Company reserves the right in its discretion to accept subscriptions for lesser amounts.

Except to the extent provided by applicable state securities laws, the undersigned agrees that this subscription is irrevocable and will survive the death, disability or incapacitation of the undersigned. The undersigned further understands that if and to the extent this subscription is not accepted, in whole or in part, by the Company or the Placement Agent, the amounts received on behalf of the Company from the undersigned will be returned, without interest, to the undersigned.

2. Access to Information. By initialing this Subscription Agreement in the space provided below, the undersigned acknowledges (a) receipt of a copy of the Memorandum and represents that the undersigned has read, carefully reviewed and understood the Memorandum; (b) that the Company has made available to the undersigned, or the undersigned’s personal advisors, the opportunity to obtain additional information to verify the accuracy of the information contained in the Memorandum to the undersigned’s satisfaction, and to evaluate the merits and risks of the undersigned’s investment in shares of Series D Preferred Stock; and (c) that undersigned and/or the undersigned’s advisors has/have had the opportunity to ask questions and receive answers from the officers and other representatives of the Company regarding the terms and conditions of this Subscription Agreement, the financial position of the Company, the prospects, operations and affairs of the Company and other matters.

PLEASE INITIAL HERE:

Initial

3. Representations and Warranties. The undersigned hereby represents and warrants to the Company and the Placement Agent and to each other person who subscribes for shares of Series D Preferred Stock, with the understanding that the Company and the Placement Agent will evaluate this subscription (and the undersigned’s suitability as a purchaser of shares of Series D Preferred Stock) in reliance on the undersigned’s representations and warranties and that the other subscribers for shares of Series D Preferred Stock will rely on the undersigned’s representations and warranties in subscribing for the Series D Preferred Stock as follows:

(a) The Company has answered all inquiries the undersigned has made concerning the Company, its business and financial condition, or any other matter relating to the operation of the Company and the offer and sale of the Series D Preferred Stock. No person has made any oral or written statement or inducement to the undersigned that is contrary to the information set forth in the Memorandum.

(b) The undersigned has the requisite knowledge and experience in financial and business matters, and financial and business matters of the type in which the Company is engaged, to be capable of evaluating the merits and risks (including tax considerations) of an investment in the Company through a purchase of shares of Series D Preferred Stock.

(c) If the undersigned is a foreign investor, the undersigned is not a “U.S. person” within the meaning of Regulation S promulgated under the Securities Act, because: (1) the undersigned is not a natural person resident in the United States, or (2) a partnership or corporation organized or incorporated under the laws of any jurisdiction and formed by a U.S. person principally for purposes of investing in securities not registered under the Securities Act unless it is organized or incorporated and owned by “accredited investors” who are not natural persons, estates or trusts, or (3) an estate of which any executor or administrator is a U.S. person, or (4) a trust of which any trustee is a U.S. person, or (5) any agency or branch of a foreign entity located in the United States.

(d) If the undersigned are one or more natural persons, the undersigned has/have the full power and authority to execute, deliver and perform this Subscription Agreement. If more than one person is signing this Subscription Agreement, each representation, warranty and covenant herein shall be a joint and several representation, warranty and covenant of such persons. If the undersigned is a corporation, partnership, trust or other entity, the undersigned further represents and warrants (i) it has been duly authorized to execute and deliver this Subscription Agreement, (ii) it is duly organized and validly existing under the laws of the state and country of its incorporation or formation, (iii) the person executing this Subscription Agreement is a duly authorized representative or fiduciary of undersigned and has full power and authority to execute and deliver this Subscription Agreement in that capacity and on behalf of the subscribing corporation, partnership, trust or other entity and to bind such entity, and (iv) such entity has full right and power to perform its obligations pursuant to this Subscription Agreement. This Subscription Agreement constitutes the valid and binding obligation of the undersigned in accordance with its terms.

(e) The undersigned (i) is acquiring the shares of Series D Preferred Stock solely for its own account, for investment purposes only, and not with the intention of, or a view toward, the subdivision, resale, transfer or further distribution thereof in violation of the Securities Act or other laws; (ii) has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to, or hold for, any person any of the shares of Series D Preferred Stock subscribed for herein; and (iii) has no present plans to enter into any such contract, undertaking, understanding, agreement or arrangement.

(f) The undersigned is an entity that is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act and that was not formed for the purpose of investing in shares of Series D Preferred Stock;

OR

(i) The undersigned is an individual who is an “accredited investor” because: (1) the undersigned is a director or executive officer of the Company, or (2) the undersigned has an individual net worth, or joint net worth with the undersigned’s spouse, at the time of the purchase in excess of $1,000,000 (which net worth includes the value of homes, home furnishings and automobiles), or (3) the undersigned has an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;* and

(ii) The undersigned represents that the undersigned: (A) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the undersigned’s net worth, and that the undersigned’s investment in shares of Series D Preferred Stock will not cause that overall commitment to become excessive; and (B) has adequate net worth and means of providing for the undersigned’s current needs and personal contingencies to sustain a complete loss of the undersigned’s investment in the Company at the time of investment and has no need for liquidity in the undersigned’s investment in shares of Series D Preferred Stock.

(iii) At the Company’s or Placement Agent’s request, the undersigned will provide the Company and/or the Placement Agent with (1) copies of its organizational documents if it is other than an individual, and (2) documents, statements and tax returns necessary to determine and verify the undersigned’s “accredited investor” status.

PLEASE INITIAL HERE:

Initial

*	A person’s “income” is the amount of his or her individual adjusted gross income (as reported on a federal income tax return), increased by the following amounts: (a) any deduction for depletion (Section 611 et seq. of the Internal Revenue Code of 1986, as amended (the “Code”)); (b) any exclusion for interest on tax exempt municipal obligations (Section 103 of the Code); and (c) any losses of a partnership allocated to the individual (Schedule E of Form 1040).

(g) The undersigned acknowledges that no federal or state agency has made any finding or determination as to the fairness of the offering of the shares of Series D Preferred Stock, or any recommendation or endorsement of the shares of Series D Preferred Stock. The undersigned understands that the shares of Series D Preferred Stock have not been registered under the Securities Act or under applicable state securities laws, and that the Company has no obligation to cause the shares of Series D Preferred Stock to be registered under the Securities Act, or under applicable state securities laws, or to comply with the requirements of any exemption under the Securities Act, or under applicable state securities laws, which would permit the shares of Series D Preferred Stock to be sold by the undersigned. The undersigned understands the legal consequences of the foregoing to mean that the undersigned must bear the economic risk of his investment in shares of Series D Preferred Stock for an indefinite period of time. The undersigned further represents that it understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 or Rule 144A under the Securities Act, any certificates evidencing the shares of Series D Preferred Stock, whether upon initial issuance or upon any transfer thereof, shall bear the following legend, prominently stamped or printed thereon:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or any other securities laws and may not be offered, sold, pledged or otherwise transferred except pursuant to registration under the Act and any other applicable securities laws or pursuant to an available exemption from registration under the Act and any other applicable securities law.”

4. Agreement Not to Sell Within Twelve Months of the Date of Purchase. Without the prior written consent of the Company, the undersigned hereby agrees that it will not, for a period of 12 months from the date of purchase of the shares of Series D Preferred Stock subscribed for pursuant to this Subscription Agreement, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, any shares of Series D Preferred Stock (except to affiliates or family members who agree to be so bound).

5. Indemnification. The undersigned agrees to indemnify and hold harmless the Company, its officers, directors, employees, stockholders and affiliates, and any person acting on behalf of the Company, including the Company’s counsel and the Placement Agent and their officers, employees and agents, from and against any and all damage, loss, liability, cost and expense (including attorney’s fees) that any of them may incur by reason of the failure by the undersigned to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by the undersigned herein, or in any other document provided by the undersigned to the Company. All representations, warranties and covenants contained in this Subscription Agreement, and the indemnification contained in this Section 5, shall survive the acceptance of this Subscription Agreement.

6. Execution of Further Documents. If this subscription is accepted by the Company and the Placement Agent, the undersigned will execute and deliver such documents and agreements as shall be necessary to provide the undersigned with all of the rights and preferences of the holders of the Series D Preferred Stock as described in the Memorandum, including an agreement memorializing certain rights to have the shares of Series D Preferred Stock registered for public sale under the Securities Act.

7. Transferability; Binding Effect. The undersigned hereby agrees that neither this Subscription Agreement nor any interest in it may be sold, assigned, pledged, transferred or otherwise disposed of, except as otherwise provided for herein, in any manner, by the undersigned, without the prior written consent of the Company. This Subscription Agreement will inure to the benefit of and be binding upon the Company and its successors and assigns and the undersigned and the undersigned’s heirs, personal representatives, successors and permitted assigns.

8. Acceptance of Subscription. The Company and the Placement Agent will have the right to accept or reject this Subscription Agreement, in whole or in part, and this Subscription Agreement shall be deemed to be accepted only when the acceptances attached hereto are signed by them. The undersigned acknowledges that the completion date of the offering and sale of the Series D Preferred Stock may be extended as described in the Memorandum.

9. No Waiver. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any of the rights granted to the undersigned under federal or state securities laws.

10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

By accepting this Subscription Agreement, the Company agrees that it will provide the undersigned with annual audited financial statements, and unaudited quarterly financial statements, balance sheets and statements of cash flows.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this      day of                     , 2007.

$
Subscription Amount	(Purchaser’s Name)

(Address)

(Telephone – day)

(Telephone – evening)	(Purchaser’s Signature)

(email address)	(Purchaser’s Social Security or Taxpayer Identification Number)

APPROVAL

Creation Capital LLC hereby approves the foregoing Subscription Agreement this      day of                     , 2007.

CREATION CAPITAL LLC

By:
Name:	Gregg R. Honigblum
Title:	Chief Executive Officer

ACCEPTANCE

Amedica Corporation hereby accepts the foregoing Subscription Agreement this      day of                     , 2007.

AMEDICA CORPORATION

By:
Name:	Ashok Khandkar
Title:	Chief Executive Officer